Exhibit 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In accordance with the Annual Report of Urban Television Network Corporation (the "Company") on Form 10-KSB/A for the year ended September 30, 2006 as filed with the Securities and Exchange Commission on July 9, 2007, ("Report"), the undersigned, in the capacity and on the date indicated below, hereby Certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 Of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge;

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated July 9, 2007.


                                                      By: /s/ Jacob R. Miles III
                                                         -----------------------
                                                         Jacob R. Miles III
                                                         Chief Executive Officer